UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2017

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 15, 2017, MagneGas Corporation (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with one or more investors identified on the signature pages thereto (“Investors”) attached hereto as Exhibit 10.1. Under the terms of the SPA, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company shares of Series E Convertible Preferred Stock (“Preferred Stock”), and Series E Convertible Preferred Warrants (“Preferred Warrants”) (collectively, the “Transaction Securities”) as set forth on the Schedule of Buyers attached to the SPA for a total gross purchase price of up to $620,000 (the “Offering”). At the initial closing under the SPA, the Company will issue to the Investors a total of 36,765 shares of Preferred Stock at a purchase price of $1.36 per share. The Preferred Warrants will be exercisable for a total of 419,117 Preferred Shares at an exercise price of $1.36 per share. The Preferred Shares have an initial conversion price of $1.36 and will be initially convertible into an aggregate of 36,765 shares of Common Stock.

The Company obtained the written consent of the holders of a majority of its outstanding voting securities approving the terms of the Offering and the issuance of the Transaction Securities, including the potential issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the Offering, in accordance with Nasdaq Listing Rule 5635. The Company is also required to file with the Securities and Exchange Commission, and mail to its stockholders, a definitive information statement in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

The Offering is being made pursuant to a prospectus supplement and accompanying base prospectus relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-207928).

The above description of the SPA does not purport to be complete and is qualified in its entirety by the full text of such SPA, which is incorporated herein and attached hereto as Exhibit 10.1.

A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Transaction Securities in the Offering is attached as Exhibit 5.1 hereto.

Series E Convertible Preferred Stock

The Company shall designate a new class of preferred stock as “Series E Convertible Preferred Stock” in the aggregate amount of 455,882 shares. The Preferred Shares will have a stated value of $1.36, with an aggregate value of $620,000.

The holders of Preferred Shares shall be entitled to receive dividends, when and as declared by the Board, from time to time, in its sole discretion. From and after the occurrence of a Triggering Event (as defined in the certificate of designations for the Preferred Shares) until such time as all Triggering Events then outstanding are cured, the holders shall be entitled to receive Dividends at a rate of eighteen percent (18.0%) per annum, which dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall compound each calendar month.

The initial conversion price of the Preferred Shares is $1.36.

At any time after the occurrence of a Triggering Event the holder may, at its option, convert any Preferred Shares at an Alternate Conversion Price. The “Alternate Conversion Price” means with respect to any Alternate Conversion that price which shall be the lowest of (A) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion and (B) the greater of (x) the Floor Price and (y) the lowest of (i) 75% of the Closing Bid Price of the Common Stock as of the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, (ii) 75% of the VWAP of the Common Stock as of the Trading Day of the delivery or deemed delivery of the applicable Conversion Notice, (iii) 75% of the sum of the lowest VWAP of the Common Stock for each Trading Day during three (3) out of the ten (10) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, divided by (I) three (3), (iv) 75% of the price computed as the quotient of (I) the sum of the lowest VWAP of the Common Stock for each Trading Day during five (5) of the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice, divided by (II) five (5).

In lieu of conversion, upon a Triggering Event, the holder may require the Company to redeem all or any of the Preferred Shares at a price equal to the greater of (i) the product of (A) the Conversion Amount of the Preferred Shares to be redeemed multiplied by (B) the 115% and (ii) the product of (X) the Conversion Rate with respect to the Conversion Amount of such Preferred Shares in effect at such time as such Holder delivers a Triggering Event Redemption Notice multiplied by (Y) the product of (1) the 115% multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Triggering Event and ending on the date the Company makes the entire payment required to be made.

Series E Convertible Preferred Warrant

The Preferred Warrants will be exercisable for a total of 419,117 shares of Series E Convertible Preferred Stock at an exercise price of $1.36 per share. Under the terms of the Preferred Warrants, so long as (I) no Equity Conditions Failure (as defined in the Preferred Warrants) then exists (unless waived in writing by the Holder), (II) no more than 100,000 Preferred Shares are then outstanding and (III) no Forced Exercise (as defined below) has occurred in the Seven (7) Trading Day period immediately prior to the applicable date of determination, the Company shall have the right to require the Holder to exercise the Warrant into up to such aggregate number of fully paid, validly issued and non-assessable Warrant Preferred Shares equal to the lesser of (x) 500,000 and (y) 30% of the aggregate dollar trading volume of the Common Stock (as reported by Bloomberg) during the three (3) consecutive Trading Day period immediately prior to the applicable Forced Exercise Notice Date (as defined in the Preferred Warrant)(such lesser number of Warrant Preferred Shares, the “Maximum Forced Exercise Share Amount”), as designated in the applicable Forced Exercise Notice, to be issued and delivered in accordance with the Preferred Warrant (each, a “Forced Exercise”).

The above description of the Preferred Warrants does not purport to be complete and is qualified in its entirety by the full text of such the Preferred Warrants, which is incorporated herein attached hereto as Exhibit 10.2.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the SPA, prior to the closing date of the transaction described in Item 1.01 of this Current Report on Form 8-K, the Company shall file a Certificate of Designations of Series E Convertible Preferred Stock (the "Certificate of Designations") with the Secretary of State for the State of Delaware. The Certificate of Designations shall designate a new class of preferred stock as “Series E Convertible Preferred Stock” in the aggregate amount of 455,882 shares. The Series E Convertible Preferred Stock will have a stated value of $1.36 per share of Series E Convertible Preferred Stock and an initial conversion price equal to $1.36. The summary of the rights, powers, and preferences of the Series E Convertible Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On September 15, 2017, the Company announced the Offering.

A copy of the press release that discusses this matter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Form of Certificate of Designations for Series E Convertible Preferred Stock
5.1	Opinion of Goodwin Procter LLP
10.1	Securities Purchase Agreement dated September 15, 2017, between the Company and the Investors identified therein
10.2	Form of Series E Convertible Preferred Warrant
23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1)
99.1	Press Release, dated September 15, 2017, issued by MagneGas Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2017

MAGNEGAS CORPORATION

/s/ Ermanno Santilli
By: Ermanno Santilli
Its: Chief Executive Officer